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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                                  July 22, 1998
                        (Date of earliest event reported)


                               RUSSELL CORPORATION
             (Exact name of registrant as specified in its charter)



                                     Alabama
                 (State or other jurisdiction of incorporation)



                 0-1790                                    63-0180720
           (Commission File No.)               (IRS Employer Identification No.)



             755 Lee Street
     Alexander City, Alabama                                  35011
(Address of principal executive offices)                   (Zip Code)




                                 (256) 500-4000
              (Registrant's telephone number, including area code)
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Item 5.           Other Events.

                  On July 22, 1998, Russell Corporation ("Russell") announced its intent to undertake a major restructuring. Information concerning the restructuring plan is included in a press release of Russell made on July 22, 1998, a copy of which is attached as an exhibit to this filing and which is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1 - Press release dated July 22, 1998 with respect to proposed restructuring.

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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             RUSSELL CORPORATION
                                                 (Registrant)



Date: July 22, 1998                 By: /s/ Eric Hoyle
                                      ----------------------------------
                                                  Eric Hoyle
                                           Chief Financial Officer